NOTE PURCHASE AGREEMENT



      THIS NOTE PURCHASE AGREEMENT ("Agreement") is made and entered into effective as of this 7th day of August, 1997 by and among ALLIED HEALTHCARE PRODUCTS, INC., a Delaware corporation (the "Company"), B&F MEDICAL PRODUCTS, INC., a Delaware corporation ("B&F"), BEAR MEDICAL SYSTEMS, INC., a California corporation ("Bear"), HOSPITAL SYSTEMS, INC., a California corporation ("Hospital Systems"), LIFE SUPPORT PRODUCTS, INC., a California corporation ("Life Support"), BICORE MONITORING SYSTEMS, INC., a California corporation ("Bicore"), each with their chief executive office located at 1720 Sublette Avenue, St. Louis, Missouri, 63110 (Company, B&F, Bear, Hospital Systems, Life Support and Bicore are collectively referred to herein as "Borrowers"), and each of the purchasers named on Schedule I to this Agreement (individually "Purchaser" and collectively "Purchasers").

                                  RECITALS:

      WHEREAS, the Borrowers desire to issue and sell $5,000,000 aggregate principal amount of their 14.00% Promissory Notes;

      WHEREAS, the Purchasers collectively desire to purchase the 14.00% Promissory Notes, subject to and on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the foregoing recitals, the mutual promises and covenants contained herein and such other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers and Purchasers hereby agree as follows:

      1.      AUTHORIZATION; PREPAYMENT AND CLOSING.

            (a) Authorization of the Notes. The Borrowers shall authorize the issuance and sale of $5,000,000 aggregate principal amount of 14.00% Promissory Notes (together with any subsequent Note or Notes issued in exchange therefor or otherwise in respect of the indebtedness evidenced by all or any portion of the principal balance of the Notes issued hereunder, the "Notes") to be dated the date hereof, to bear interest from such date at the rate of fourteen percent (14%) per annum payable monthly on the first Business Day of each calendar month (commencing on September 1, 1997) and at maturity, and to bear interest on overdue principal at the rate of twenty percent (20%) per annum after the date due (the "Default Rate"), whether by acceleration or otherwise, until paid, and expressed to mature six (6) months after the Closing Date (as defined in Section 1(c) below) (unless otherwise extended as permitted in Section 7(p) hereof) and to be substantially in the form attached hereto as Exhibit A. Interest shall be calculated on a daily basis (computed on the actual number of days elapsed over a year of 360 days), commencing on the date hereof (including the first day but excluding the last day).

            (b) Prepayment. The Borrowers shall have the right to prepay the Notes, in whole or in part, at any time, without penalty or premium; provided, however, that: (i) upon the sale of any of the issued and outstanding stock or any of the assets of any Subsidiary in one or a series of related transactions; or (ii) upon the sale of any of the assets of any division of the Company (except with respect to sales of assets made in the ordinary course) in one or a series of related transactions; and/or (iii) in the event Company consummates any private placement of debt and/or equity, conducts any

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public  offering  of debt  and/or  equity  and/or  otherwise  causes a capital infusion to be made into Company or any Subsidiary, the proceeds generated therefrom shall be used first to repay Term Loan C issued under the Foothill Loan Agreement, and next to repay the Notes issued pursuant hereto. Any prepayment made hereunder shall be paid to the holders of each Note in the proportion that the unpaid principal amount of each Note (immediately prior to such prepayment) bears to the aggregate unpaid principal amount of all Notes.

            (c)   Commitment,   Closing   Date.   Subject  to  the  terms  and
conditions hereof and on the basis of the representations and warranties hereinafter set forth, the Borrowers agree to issue and sell to each Purchaser, and each Purchaser agrees to purchase from the Borrowers, Notes in the principal amount set forth opposite such Purchaser's name on Schedule I hereto at a price of 100% of the principal amount thereof at the Closing (as defined in Section 1(c) below).

            (d) Closing, Delivery of the Notes. The purchase and sale of the Notes (the "Closing") shall take place at the offices of Greensfelder, Hemker & Gale, P.C., 10 South Broadway, Suite 2000, St. Louis, Missouri, 63102 at 10:00 a.m. on August 7, 1997 (the "Closing Date"), or at such other place or on such other date as may be mutually agreeable to the Borrowers and the Purchasers. At the Closing, the Borrowers will execute and deliver the Notes, evidencing the Borrowers' indebtedness to each Purchaser, together with the Warrants (as defined in Section 2 hereof). Simultaneously with the execution and delivery of the Notes, each Purchaser will deliver to the Borrowers the face amount thereof by a cashier's or certified check, or by wire transfer of immediately available funds to an account designated by the Borrowers in a written notice, which notice shall be received by each Purchaser at least one Business Day prior to the Closing Date, and the Borrowers shall pay the Commitment Fee set forth opposite each Purchaser's name on Schedule I hereto to each Purchaser as contemplated by and pursuant to Section 7(n) below, together with the costs and expenses of Purchaser's counsel as contemplated by and pursuant to Section 3(f) below.

            (e) Several Commitments. The obligations of each Purchaser hereunder shall be several and not joint and no Purchaser shall be liable or responsible for the acts or defaults by any other Purchaser.

      2. WARRANTS. In consideration of the purchase of Notes hereunder, the Company agrees to issue warrants to each Purchaser to purchase that number of shares of the Company's Common Stock, par value $.01 per share, set forth opposite each such Purchaser's name on Schedule I hereto, at the exercise price and subject to the terms and conditions more particularly set forth in the Warrant attached hereto as Exhibit B and incorporated herein by this reference (collectively the "Warrants").

      3. CONDITIONS OF THE PURCHASER'S OBLIGATION AT THE CLOSING. The obligation of each Purchaser to purchase and pay for the Notes at the Closing is subject to the satisfaction of each of the following conditions as of or prior to the Closing Date:

            (a) Transaction Documents. The Purchasers shall have received the following documents, each duly executed and delivered by all parties thereto, and as applicable, sealed, attested, acknowledged, certified, authenticated and otherwise satisfactory in form and content to the
Purchasers and their counsel, in their sole discretion (collectively, the "Transaction Documents"):

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

                  (i)   Agreement.  This Agreement;

                  (ii)  Notes.  The  Notes  in   substantially   the  form  as
Exhibit A attached hereto;

                  (iii) Warrants. The Warrants in substantially the form as Exhibit B attached hereto;

                  (iv) Certificate of Borrowers' Secretary. A certificate executed by the Secretary of Borrowers whereby such Secretary affirms that attached to such certificate is an accurate copy of Borrowers' board resolutions authorizing the sale of the Notes under this Agreement and all other matters set forth in or contemplated by this Agreement and the other Transaction Documents; and

                  (v) Other Items. Such other agreements, documents and assurances as the Purchasers may reasonably request in connection with the transactions described in or contemplated by the Transaction Documents.

            (b) Foothill Capital Closing. The Borrowers shall have consummated the transactions contemplated by that certain Loan and Security Agreement of even date herewith ("Foothill Loan Agreement"), among Borrowers and Foothill Capital Corporation, a California corporation ("Foothill").

            (c) Subordination Agreement. The Purchasers shall have each received a duly executed and delivered Subordination Agreement of even date herewith by and between Foothill and each individual Purchaser.

            (d) Representations and Warranties. The representations and warranties of Borrowers contained herein and in the Foothill Loan Agreement shall be true and correct in all material respects at and as of the Closing Date as though then made.

            (e) Events of Default. No default or event of default under the Foothill Loan Agreement shall exist as of the Closing Date, nor shall any default or event of default under the Foothill Loan Agreement result from the purchase and sale of the Notes under this Agreement.

            (f) Payment of Fees. Borrowers shall have paid to each Purchaser the Commitment Fee set forth opposite each Purchaser's name on
Schedule I hereto, and all other fees, costs and expenses incurred by Purchasers in connection with the negotiation, preparation and execution of the Transaction Documents, including, without limitation, the fees and expenses of Greensfelder, Hemker & Gale, P.C., counsel to Purchasers.

      4. REPRESENTATIONS AND WARRANTIES. The Borrowers hereby jointly and severally represent, warrant and covenant to each Purchaser as follows:

            (a)   Organization   and  Existence.   (i)  Company  and  B&F  are
corporations duly incorporated, validly existing and in good standing under the laws of Delaware, (ii) Bear, Hospital

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

Systems, Life Support and Bicore are corporations duly incorporated, validly existing and in good standing under the laws of California, (iii) each Borrower is in good standing in all other jurisdictions in which it is required to be qualified to do business as a foreign corporation, and (iv) each Borrower has obtained all licenses and permits and has filed all registrations necessary to the operation of its business.

            (b) Authorization; Due Execution. Each Borrower is duly authorized to execute and perform every Transaction Document to which it is a party, and each Borrower is duly authorized to sell the Notes hereunder. This Agreement and the other Transaction Documents have been duly authorized by all requisite corporate action. Each Transaction Document has been duly executed by a person duly authorized to do so.

            (c) Approval of Governmental Bodies. No authorization or approval or other action by, and no notice to or filing with, any
Governmental Authority or regulatory body is required for the due execution, delivery and performance by each Borrower of the Transaction Documents or the exercise by the Purchasers of their respective rights thereunder.

            (d) Enforceability of Obligations. The Transaction Documents are the legal, valid and binding obligation of each Borrower enforceable against each in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforceability of creditors' rights generally and subject to the discretion of courts in applying equitable remedies.

            (e) Legal Restraints. The execution, delivery and performance by each Borrower of the Transaction Documents to which it is a party will not violate or constitute a default under its articles of incorporation or by-laws, any Material Agreement (including, without limitation, the Foothill Loan Agreement), or any Material Law.

      5. NEGATIVE COVENANTS. So long as any Obligations remain unpaid, unless otherwise consented to in writing by Purchasers holding at least seventy-five percent (75%) of the aggregate principal amount the Notes issued hereunder, Borrowers jointly and severally covenant and agree that, without the prior written consent of the Purchasers, no Borrower shall:

            (a) Liens and Security Interests. Create or suffer to exist any Lien upon or with respect to any of its assets or properties, whether now owned or hereafter acquired, except for Permitted Liens (as defined in the Foothill Loan Agreement); and

            (b) Conflicting Agreements. Enter into any agreement any term or condition of which conflicts with any provision of this Agreement or the other Transaction Documents.

      6.    DEFAULT.

            (a) Events of Default . Each of the following events shall constitute an Event of Default hereunder:

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

                  (i) Borrowers (or any one of them) shall fail to pay any principal of or interest on any of the Notes when due; or

                  (ii) Borrowers (or any one of them) shall fail to make the mandatory prepayment required under Section 1(b) of this Agreement or fail to observe or perform any other agreement or covenant contained herein; or

                  (iii) Borrowers (or any one of them) shall fail to pay any other monetary Obligations within five (5) days after notice thereof is given to the Borrowers (or any of them); or

                  (iv) Any representation or warranty made or furnished by any of the Borrowers (or their respective officers) in connection with this Agreement or the other Transaction Documents shall prove to have been incorrect or misleading in any material respect when made, or any such representation or warranty shall become incorrect or misleading in any material respect; or

                  (v) The Borrowers (or any one of them) shall: (i) fail to pay any Debt (other than the Debt described in Sections 6(a)(i) and 6(a)(ii) above) of the Borrowers, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after any applicable grace period, specified in the agreement or instrument relating to such Debt; or
(ii) fail to perform or observe any covenant or condition on its part to be performed or observed under any agreement or instrument relating to any such Debt when required to be performed or observed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to pay or perform or observe is to accelerate or to permit the acceleration of the maturity of such Debt; or any such Debt shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or

                  (vi) Any Borrower shall cease to be solvent or shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against any Borrower under the federal bankruptcy code or any similar state insolvency statute (if against any Borrower, the continuation of such proceeding for more than sixty
(60) days), or any Borrower shall make any offer of settlement, extension or composition to their respective unsecured creditors generally; or

                  (vii) There shall occur a cessation of a material part of the business of any Borrower for a period which has a Material Adverse Effect on such Borrowers' capacity to continue its business on a profitable basis; or any Borrower shall suffer the loss or revocation of any license or permit now held or hereafter acquired by such Borrower which is necessary to the continued or lawful operation of its business; or any Borrower shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs; or any material lease or agreement pursuant to which any Borrower leases, uses or occupies any property shall be canceled or terminated prior to the expiration of its stated term; or

                  (viii) Any Borrower shall challenge or contest in any action, suit or proceeding the validity or enforceability of this Agreement or any of the other Transaction Documents or the legality or enforceability of any of the Obligations thereunder; or

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

                  (ix) The occurrence of any event or circumstance in which Purchasers holing at least 75% of the aggregate principal balance of the Notes reasonably believe has or may have a Material Adverse Effect on any Borrower.

            (b)    Acceleration;  Notice to Holders . Upon the  occurrence  of an Event of Default, any Holder may declare the outstanding principal balance of the Notes, all interest thereon and all other Obligations to be forthwith due and payable, whereupon the outstanding principal balance of each Note, all such interest thereon and all such other Obligations shall become and be forthwith due and payable, without presentment, protest or further notice or demand of any kind, all of which are hereby expressly waived by the
Borrowers. When any Event of Default described in Section 6(a) above has occurred, or if any Holder or the holder of any other evidence of indebtedness of any of the Borrowers gives any notice or takes any other action with respect to a claimed default, the Borrowers jointly and severally agree to give notice with three (3) Business Days of such event to all Holders.

      7.    MISCELLANEOUS.

            (a) Definitions. Unless the context otherwise requires, the terms hereinafter set forth when used herein shall have the following meanings and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined:

                  "Business Day" shall mean any day, other than a Saturday or Sunday, on which the New York Stock Exchange is not required to be closed.

                  "Debt"  shall  mean with  respect to any  Borrower,  without duplication, all indebtedness, liabilities and obligations of such Borrower which in accordance with GAAP are required to be classified upon a balance sheet of such Borrower as liabilities of such Borrower, and in any event shall include all: (i) obligations of such Borrower for borrowed money or which have been incurred connection with the purchase or other acquisition of assets, (ii) obligations secured by any Lien on, or payable out of the proceeds of or production from, any assets owned by any Borrower, (iii) obligations under capital leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, (iv) indebtedness, liabilities and obligations of third parties, including joint ventures and partnerships, of which a Borrower is a venturer or general partner, recourse to which may be had against such Borrower, (v) obligations created or arising under any conditional sale or other title retention agreement with respect to assets acquired by a Borrower, notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of such asset, (vi) indebtedness, liabilities and obligations of any Borrower under guarantees, (vii) unpaid reimbursement obligations of a Borrower with respect to letters of credit issued for the account of any Borrower, and (viii) all other obligations or items which, in accordance with GAAP, would be shown on the liability side of a balance sheet as of the date of the incurrence thereof.

                  "Governmental Authority" shall mean the federal government of the United States; the government of any foreign country that is recognized by the United States or is a member of the United Nations; any state of the United States; any local government or municipality within the territory or under the jurisdiction of any of the foregoing; any department, agency, division or

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instrumentality  of any of the  foregoing;  and  any  court  whose  orders  or judgments are enforceable by or within the territory of any of the foregoing.

                  "Holder" shall mean any Person which is, at the time of reference, the registered Holder of any Note.

                  "Lien"  shall  mean any  mortgage,  deed of  trust,  pledge,
hypothecation,    assignment,   deposit   arrangement,    security   interest,
encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code as adopted and in force in the State of Missouri or comparable laws of any jurisdiction.

                  "Material Adverse Effect" shall mean, with respect to any event or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, investigation or proceeding), a material adverse effect on (i) the business, operations, revenues, financial condition, property, or business prospects of any Borrower (ii) the ability
of  any  Borrower  to  timely  pay  or  perform  its  Obligations   generally,
including, the ability of any Borrower to pay or perform any of its Obligations to the Purchasers, or (iii) the rights and remedies of the Purchasers under this Agreement or any other Transaction Document.

                  "Material Agreement" shall mean any contract, note, deed or other agreement or undertaking or any security to which a Borrower is a party or by which a Borrower is bound which, if violated or breached, would have a Material Adverse Effect on such Borrower.

                  "Material Law" shall mean any law whose violation by a Borrower would have a Material Adverse Effect.

                  "Obligations" shall mean all loans and all other advances, debts, liabilities, obligations, covenants and duties owing, arising, due or payable from the Borrowers to the Purchasers of any kind or nature, present or future, joint and/or several whether or not evidenced by any note, letter of credit, guaranty or other instrument, whether arising under this Agreement or any of the other Transaction Documents or otherwise, and whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired, and all replacements, extensions, amendments and other modifications in respect of any of the foregoing. The term includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and any other sums chargeable to the Borrowers under any of the Transaction Documents.

                  "Person"    shall   mean   an    individual,    partnership,
corporation, trust, limited liability company or unincorporated organization, and any Governmental Authority.

                  "Subsidiary" of a Person means a corporation, partnership, limited liability company or other entity in which that Person directly or indirectly owns or controls the shares of stock or other ownership interests having ordinary voting power to elect a majority of the board of

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directors  (or  appoint  other  comparable   managers)  of  such  corporation,
partnership, limited liability company or other entity.

            (b)   Notices.  Except as otherwise  provided herein, all notices, requests and demands to or upon a party hereto to be effective shall be in writing and shall be personally delivered, mailed by certified or registered mail, return receipt requested, sent prepaid by reliable courier or sent by facsimile transmission. Unless otherwise expressly provided herein, notices shall be deemed to have been validly given when delivered against receipt; or, in the case of mailing, three (3) Business Days after deposit in the mail in the continental United States, postage prepaid; or, in the case of reliable courier, on the Business Day after the courier accepts delivery of such item for Business Day delivery; or in the case of facsimile transmission, when sent against confirmation of receipt prior to 5:00 p.m. local time at the recipient's office, in each case addressed and/or telecopied to at the address or telecopy number set forth on the signature pages hereof, or to such other address or telecopy number as each party may designate for itself by like notice in accordance with this Section 7(b).

            (c) Indemnity. The Borrowers hereby jointly and severally agree to indemnify the Purchasers and their agents and hold Purchasers and other indemnities harmless from and against any liability, loss, expense, damage, suit, action or proceeding ever suffered or incurred by the Purchasers or such other indemnities as the result of any Borrowers' failure to observe, perform or discharge any of its respective duties under any of the Transaction Documents or any misrepresentation made by or on behalf of Borrowers under any of the Transaction Documents. The joint and several obligation of the Borrowers under this Section 7(c) shall survive the payment in full of the Obligations and the termination of this Agreement.

            (d) Modification of Agreement. This Agreement may not be modified, altered or amended, except by an agreement in writing signed by each of the Borrowers and each of the Purchasers. No Borrower may sell, assign or transfer any interest in this Agreement and any of the other Transaction Documents, or any portion thereof, including, without limitation, any of its rights, title, interests, remedies, powers, and duties hereunder or thereunder. Each Borrower hereby consents to any Purchaser's sale, assignment, transfer or other disposition, at any time or times thereafter, of this Agreement and any of the other Transaction Documents, or of any portion hereof or thereof, including, without limitation, any Purchaser's rights, title, interests, remedies, powers and duties hereunder or thereunder.

            (e) Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by the Purchasers or on their behalf.

            (f) Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the Purchaser's benefit as a purchaser or Holder are also for the benefit of, and enforceable by, any subsequent Holder.

            (g) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

            (h) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

            (i) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a Section of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

            (j) Governing Law. All questions concerning the construction, validity and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by the internal law, and not the law of conflicts, of the State of Missouri.

            (k) Complete Agreement. This Agreement, the Transaction Documents and the other documents delivered or to be delivered pursuant hereto or thereto embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof or thereof in any way.

            (l) Representation. Because all parties hereto have been represented by counsel in connection with the negotiation and preparation of this Agreement, this Agreement shall be construed without regard to any presumption against the party drafting the same.

            (m)   Multiple Borrowers.

                  (i) Each Borrower agrees that it is jointly and severally, directly, and primarily liable to the Purchasers for payment in full of the Obligations and that such liability is independent of the duties, obligations, and liability of each and all of the other joint and several Borrowers. The Purchasers may bring a separate action or actions on the Obligations against each, any, or all of the Borrowers, whether action is brought against any other or all of such Borrowers or any one or more of the Borrowers is or is not joined therein.

                  (ii) Each Borrower agree that any release that may be given by any Purchaser to any one or more of the Borrowers shall not release any other Borrowers from its obligations hereunder.

                  (iii) Each Borrower hereby waives any right to assert against any Purchaser any right of setoff or other claim that such Borrower individually may now or any time hereafter have against another Borrower or in any manner or way whatsoever, and hereby waives any right of subrogation against any other Borrowers.

                  (iv) Any and all present and future debts and other obligations of any Borrower to any other Borrower are hereby subordinated to the full payment and performance of the Obligations; provided, however, such debt and other obligations may be incurred and repaid, subject to the terms of this Agreement, as long as no Event of Default shall have occurred and not have been waived.

                  (v) Each Borrower is presently informed as to the financial condition of each of the other Borrowers and of all other circumstances that a diligent inquiry would reveal and that bear upon the risk of nonpayment of the Obligations. Each Borrower hereby waives any and all rights it may have to require any Purchaser to disclose to such Borrowers any information that any such Purchaser may now or hereafter acquire concerning the condition or circumstances of any of the Borrowers.

                  (vi) Except as expressly provided herein, each Borrower waives all rights to notices of default, existence, creation, or incurring of new or additional indebtedness and all other notices of formalities to which such Borrower may, as a joint and several Borrower hereunder, be entitled.

            (n) Commitment Fee. Simultaneously with consummation of the purchase and sale of the Notes as contemplated hereunder, the Borrowers shall pay to each Purchaser a commitment fee equal to three percent (3%) of the principal amount of the Note set forth opposite each Purchaser's name on
Schedule I hereto in consideration of each Purchaser's consummation thereof ("Commitment Fee"). The Commitment Fee shall be fully earned and non-refundable. The Commitment Fee shall be payable by cashier's or certified check, or by wire transfer of immediately available funds to an account designated by each Purchaser in a written notice, which notice shall be received by the Borrowers at least one Business Day prior to the Closing Date.

            (o) Reimbursement of Expenses . If, at any time or times prior or subsequent to the date hereof, regardless of whether or not an Event of Default then exists or any of the transactions contemplated hereunder are concluded, the Purchasers employ counsel for advice or other representation, or incur legal expenses or other costs or out-of-pocket expenses in connection with: (i) the negotiation and preparation of this Agreement and any of the other Transaction Documents, any amendment of or modification of this Agreement or any of the other Transaction Documents; or (ii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by a Purchaser, any Borrower or any other Person) in any way relating to this Agreement or any of the other Transaction Documents or any Borrowers' affairs; or (iii) any bankruptcy or other insolvency proceeding, contest, dispute, suit, litigation or action (whether instituted by a Purchaser, any Borrower is commenced by or against any Borrower under the Federal Bankruptcy Code and/or any similar state insolvency statute; then, in any such event, the attorneys' fees arising from such services and all expenses, costs, charges and other fees of such counsel or of each Purchaser or relating to any of the events or actions described in this Section shall be jointly and severally payable, on demand, by Borrowers to such Purchaser, and shall be additional Obligations hereunder.

            (p) Extension of Note. Upon the expressed maturity of the Notes (i.e., six (6) months after the Closing Date), the Borrowers may elect to extend the maturity of the Notes for an additional thirty (30) days thereafter as long as no Event of Default has occurred and is continuing and provided the Borrowers pay to each Purchaser an extension fee equal to one percent (1%) of the principal amount of the Note set forth opposite each Purchaser's name on Schedule I hereto by cashier's or certified check.

            (q) Incorporation by Reference. All of the terms of the other Transaction Documents are incorporated in and made a part of this Agreement by reference; provided, however, that to the extent of any inconsistency between this Agreement and such other Transaction Documents, this Agreement shall govern.

            (r)   SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

                  (i) TO THE FULL EXTENT PERMITTED BY LAW, EACH BORROWER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON ADVICE OF COMPETENT COUNSEL, (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF MISSOURI OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT, (B) AGREES THAT ANY SUCH ACTION, SUIT OR
PROCEEDING  MAY BE  BROUGHT  IN ANY  STATE  COURT  OF  COMPETENT  JURISDICTION
SITTING IN ST. LOUIS COUNTY OR ANY FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN THE EASTERN DISTRICT OF THE STATE OF MISSOURI, (C) SUBMITS TO THE JURISDICTION OF SUCH COURTS, AND (D) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY FORUM OTHER THAN THE FOREGOING FORUMS (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PURCHASER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). EACH BORROWER HEREBY FURTHER CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR OTHER LEGAL PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO THE BORROWERS AT THE ADDRESS FOR NOTICES DESCRIBED IN

SECTION 7(b) HEREOF, AND CONSENT AND AGREE THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW.)

                  (ii) TO THE FULL EXTENT PERMITTED BY LAW, EACH BORROWER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF ANY
PURCHASER OR BORROWERS, OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH ANY PURCHASER OR BORROWERS, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

            (s) Facsimile Signatures. A signature of a party to this Agreement sent by facsimile or other electronic transmission shall be deemed to constitute an original and fully effective signature of such party.

            (t) Statutory Notice. The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the provisions of the Loan Documents.

      ORAL AGREEMENTS OR COMMITMENTS TO LEND MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWERS) AND US (PURCHASERS) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first written above.

("BORROWERS")                            ("PURCHASERS")
ALLIED HEALTHCARE                        WOODBOURNE PARTNERS, L.P., a
     PRODUCTS, INC.                      Missouri limited partnership

       /s/ Barry F. Baker
By:    ______________________________
Name:  ______________________________    By:
Title: ______________________________    CLAYTON MANAGEMENT COMPANY, its
                                         general partner

B&F MEDICAL PRODUCTS, INC.
                                             /s/ John D. Weil
       /s/ Barry F. Baker                By: ________________________
By:    ______________________________        Name: John D. Weil
Name:  ______________________________        Title: President
Title: ______________________________


BEAR MEDICAL SYSTEMS, INC.

       /s/ Barry F. Baker                Notice Address:
By:    ______________________________    Clayton Management Company
Name:  ______________________________    200 North Broadway - Suite 825
Title: ______________________________    St. Louis, MO   63102

                                         By: /s/ Sam Fox
HOSPITAL SYSTEMS, INC.                       ____________________________
                                             Sam Fox
       /s/ Barry F. Baker
By:    ______________________________
Name:  ______________________________
Title: ______________________________    By: /s/ Donald E. Nickelson
                                             ____________________________
                                             Donald E. Nickelson
LIFE SUPPORT PRODUCTS, INC.

       /s/ Barry F. Baker
By:    ______________________________    By: /s/ Dennis W. Sheehan
Name:  ______________________________        ____________________________
Title: ______________________________        Dennis W. Sheehan

                                         Notice Address for Sam Fox, Donald
                                         E. Nickelson and Dennis W. Sheehan:
                                           Sam Hammacher
                                         Harbour Group, Ltd.
                                         7701 Forsyth
                                         Clayton, Missouri 63105

                                         With a copy to:
                                         Greensfelder, Hemker & Gale, P.C.
                                         10 South Broadway, Suite 2000
                                         St. Louis, Missouri 63102
                                         Attn: Joseph D. Lehrer, Esq.

BICORE MONITORING SYSTEMS, INC.

       /s/ Barry F. Baker
By:    ______________________________
Name:  ______________________________
Title: ______________________________

 Notice Address for all Borrowers:
1720 Sublette Avenue
St. Louis, Missouri 63110

With a copy to:
Dickstein, Shapiro, Morin &
Oshinsky, LLP
2101 L. Street NW
Washington, DC 20037
Attn: Allen B. Goldstein, Esq.

                                  SCHEDULE I
                                  Purchasers

                              Principal
   Name of Purchaser       Amount of Note   Commitment Fee    Warrants
   -----------------       --------------   --------------    --------
Woodbourne Partners, L.P.  $2,000,000.00    $60,000.00         25,000
Sam Fox                    $2,750,000.00    $82,500.00(1)      34,376
Donald E. Nickelson         $ 125,000.00    $ 3,750.00          1,562
Dennis W. Sheehan           $ 125,000.00    $ 3,750.00          1,562


--------
(1) The Commitment Fee was waived by the named Purchaser.